UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

African Gold Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40121	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 214-3714

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one Redeemable Warrant	AGAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AGAC	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50, subject to adjustment	AGAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 21, 2022, African Gold Acquisition Corporation (the “Company”) borrowed an aggregate of $830,000 from members of the Company’s Sponsor (African Gold Acquisition Sponsor LLC) , to be used as working capital loans (“Working Capital Loans”). The Working Capital Loans were evidenced by a promissory note (each, a “Note”) issued to each lender. The Company expects to use the proceeds of the Working Capital Loans to fund working capital deficiencies and in connection with its efforts to consummate an initial business combination.

The Notes are unsecured obligations of the Company. . Each Note provides that the holder waives recourse against the funds held in the Trust Account established in connection with Company’s initial public offering.

The principal balance of each Note is payable on the earlier of (i) March 2, 2023 or such later date as may be set forth in the Company’s Amended and Restated Memorandum and Articles of Association (as amended and restated from time to time) for the Company to consummate its initial business combination, and (ii) the date on which the Company consummates its initial business combination.

The Notes do not bear interest.

The holder of each Note has the option to convert all or any portion of the principal outstanding under such Note into warrants at a conversion price of $1.00 per warrant. However, the maximum principal amount that may be converted, as to both Notes and all other notes evidencing working capital loans, is $1,500,000 or such greater dollar amount as may be agreed to by the Company, with such approvals as may be necessary or advisable. The warrants into which the Notes may be converted will be substantially identical to the terms of the private placement warrants issued by the Company in connection with its initial public offering. Such terms entitle the holder of a warrant to purchase one Class A ordinary share of the Company for $11.50.

A copy of the form of Note is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The disclosure set forth in this Item 1.01 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein. The maturity date of the Working Capital Loan may be accelerated upon the occurrence of an Event of Default (as defined therein). The Company may prepay any outstanding principal amount under the Working Capital Loans at any time.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported in its Current Report on Form 8-K filed on August 26, 2022 (the “August 26 8-K”), on August 22, 2022, in conjunction with the Company’s financial advisors, the Board discovered improper withdrawals from the Company’s operating bank accounts and the subsequent concealment of these withdrawals, which transactions initially appeared to commence during the period ended March 31, 2022. Upon these discoveries, the Board immediately launched an internal investigation, began a series of discussions with its advisors, took actions necessary to safeguard Company accounts and sought to recover funds. From the Board investigation and the Company’s discussions with its advisors, it appeared that Cooper Morgenthau, the former Chief Financial Officer and a former director of the Company, had made those improper withdrawals and took deliberate actions to conceal them, including by falsifying documents (the “Irregularities”). Effective August 22, 2022, Mr. Morgenthau’s services as the Company’s Chief Financial Officer (the Company’s Principal Financial and Accounting Officer) were terminated, and Mr. Morgenthau was formally terminated as Chief Financial Officer and removed as a director of the Company pursuant to its Memorandum and Articles of Association effective August 26, 2022.

While the Board and Audit Committee continue to hold internal and external discussions and continue to further investigate and analyze the Irregularities, with the assistance of its financial advisors, it has now been determined that the Irregularities commenced earlier than originally believed, and also occurred during the fiscal year ended December 31, 2021. Further, for the reasons discussed above, the Board and Audit Committee determined on September 29, 2022 that the Company’s previously issued financial statements, as set forth in the Company’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2021 and September 30, 2021, must be restated and should not be relied upon.

As discussed in Item 3.01 of its August 26, 2022 Report on Form 8-K, the Company has not as yet filed its Quarterly Report on Form 10-Q for the period ended June 30, 2022 and has received notification of its noncompliance the Section 802.01E of the NYSE Listed Company Manual due to its failure to timely file its Quarterly Report on Form 10-Q for such quarterly period. In addition, as the Company has previously reported in its Current Report on Form 8-K filed on September 1, 2022, the financial statements included in its Annual Report on Form 10-K for the period ended December 31, 2021 and its Quarterly Report on Form 10-Q for the period ended March 31, 2022 must be restated because of the Irregularities and should not be relied upon.

The Company’s management, under the oversight of the Audit Committee, continues its investigation of these matters. As previously reported, the Board has confirmed that the Irregularities did not extend to the Company’s trust account, and the end of day balance in that trust account on September 1, 2022 was reported as being $415,737,822.40.

The Board and the Audit Committee have directed management to work with the Company’s outside consultants to design and implement improved processes and procedures to address any deficiencies in the Company’s internal control over financial reporting revealed by the issues described above, including those that relate to the safeguarding of the Company’s assets.

The foregoing discussion is based on information known to the Company as of the date of this report. Additional information may be discovered through further investigation, or in the course of management’s preparation of restated financial statements. Such information could result in changes in the Company’s preliminary estimates of the effect of the accounting issues described above and require additional adjustments to previously issued financial statements, as well as identification of other deficiencies or material weaknesses in the Company’s internal control over financial reporting.

The Company is working diligently to complete the preparation or restatement of all applicable financial statements referenced herein and the satisfaction of other applicable disclosure requirements under the SEC’s rules and regulations pursuant to the Securities Exchange Act of 1934, but is currently not in a position to advise when the restated financial statements will be filed.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm.

Forward-Looking Statements:

The information included in this report regarding changes in executive management, the results of the Company’s internal investigation, the Company’s compliance with its financial reporting obligations and the effects of such matters on the Company’s financial condition and results of operations, compliance with SEC rules and the continued listing requirements of the NYSE, include forward-looking statements that are subject to risks and uncertainties that may cause actual results or circumstances to differ from those expressed or implied by our forward-looking statements. Additional considerations and other important risk factors affecting the Company’s business are described in the Company’s reports on Forms 10-K and 10-Q and other filings with the SEC. The forward-looking statements in this report speak only as of the date hereof.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

Exhibit No.	Description of Exhibits

10.1	Form of Promissory Note.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFRICAN GOLD ACQUISITION CORPORATION

Dated: September 30, 2022	By:	/s/ Christopher Chadwick
	Name:	Christopher Chadwick
	Title:	Chief Executive Officer

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